SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
BISHOP STREET FUNDS
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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BISHOP STREET DIVIDEND VALUE FUND
a series of
BISHOP STREET FUNDS
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
                    , 2010
Dear Shareholder:
I am writing to inform you of an upcoming special meeting of shareholders of Bishop Street Funds’ Dividend Value Fund (the “Fund”) (formerly, Large Cap Core Equity Fund) to be held on May 24, 2010 (the “Meeting”). If you are a shareholder of record of the Fund as of the close of business on April 20, 2010, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Enclosed for your reference and use are a notice, proxy statement, and proxy card for the Meeting.
At the Meeting, you will be asked to approve a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management (the “Adviser”) and Columbia Management Investment Advisers, LLC (“Columbia”). There is no change to the Fund’s portfolio managers, who are responsible for the day-to-day management of the Fund, nor is there any change to the sub-advisory fee. The proposed sub-advisory agreement with Columbia is the same as the sub-advisory agreement on behalf of the Fund with Columbia Management Advisors, LLC (“CMA”), except that CMA is replaced by Columbia in the agreement.
On                     , 2010, Bank of America, N.A., the former parent company of CMA, sold a portion of its asset management business to Ameriprise Financial, Inc. (“Ameriprise”), including that part of the asset management business of CMA that advises long-term mutual funds like the Fund. The transaction caused the sub-advisory agreement for the Fund between the Adviser and CMA to terminate. In light of this result, the Board of Trustees of Bishop Street Funds (the “Board”) has approved, and recommends that Shareholders of the Fund approve, a new sub-advisory agreement between the Adviser and Columbia, a wholly owned subsidiary of Ameriprise. More specific information about the proposal is contained in the proxy statement, which you should consider carefully.
THE BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.
YOUR VOTE IS IMPORTANT. PLEASE TAKE A FEW MINUTES TO REVIEW THE PROXY STATEMENT AND VOTE YOUR SHARES TODAY.
While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote your shares in person.
If we do not receive your vote promptly, you may be contacted by a representative of the Fund or the Adviser, who will remind you to vote your shares.
Please do not hesitate to call 1-800-262-9565 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.
Sincerely,
Philip T. Masterson
President
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS
REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED
FOR YOUR CONVENIENCE.

2

BISHOP STREET DIVIDEND VALUE FUND
a series of
BISHOP STREET FUNDS
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2010
Notice is hereby given that a Meeting of Shareholders (the “Meeting”) of Bishop Street Funds’ Dividend Value Fund (the “Fund”) (formerly, Large Cap Core Equity Fund) will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on May 24, 2010 at 11:00 a.m. Eastern Time.
Shareholders of record of the Fund at the close of business on April 20, 2010 (“Shareholders”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. At the Meeting, Shareholders will be asked to consider and act on the following proposal:

PROPOSAL:	Approval of a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management and Columbia Management Investment Advisers, LLC.
All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote in person. Your vote is important no matter how many shares you own. You may change your vote even though you have already returned your proxy to Bishop Street Funds by submitting a subsequent proxy by mail or by voting in person at the Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 24, 2010.
The proxy statement is available at [www.proxyonline.com/docs/bishopstreet2010.pdf.]
By Order of the Board of Trustees
Philip T. Masterson
President
                    , 2010

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2010
INTRODUCTION AND GENERAL INFORMATION
PROPOSAL: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
ADDITIONAL INFORMATION

BISHOP STREET DIVIDEND VALUE FUND
a series of
BISHOP STREET FUNDS
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2010
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the “Trust”) for use at the special meeting of shareholders of the Bishop Street Dividend Value Fund (the “Fund”) (formerly, Large Cap Core Equity Fund) to be held on May 24, 2010 at 11:00 a.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on April 20, 2010 (“Shareholders”) are entitled to vote at the Meeting. As of April 20, 2010, the Fund had                      units of beneficial interest (“shares”) issued and outstanding.
INTRODUCTION AND GENERAL INFORMATION
I. General Information
As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an “Interested Trustee.” A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust’s investment adviser, Bishop Street Capital Management (the “Adviser”), the Trust’s principal underwriter, or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as “Independent Trustees.”
The Board has called the Meeting in order to permit Shareholders to consider and vote on the proposal to approve a new investment sub-advisory agreement for the Fund between the Adviser and Columbia Management Investment Advisers, LLC (“Columbia”) (formerly, RiverSource Investments, LLC). If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail or you can vote in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by submitting a subsequent proxy by mail or in person at the Meeting. Should you require additional information regarding the proposal or replacement proxy cards, you may contact the Fund at 1-800-262-9565.

In addition to the solicitation of proxies by mail, representatives of the Fund and the Adviser may solicit proxies in person or by telephone. The Trust has also retained an outside firm, the Altman Group, Inc. (the “Altman Group”), who specializes in proxy solicitation to assist with the proxy solicitation process (tabulation, printing and mailing), the collection of proxies, and with any necessary follow-up. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Ameriprise Financial, Inc. will bear the costs of the Meeting and proxy materials. All costs of solicitation, including (a) printing and mailing of the proxy materials, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, and (d) payment to the Altman Group for its services, are anticipated to amount to approximately [$2,000]. The proxy card and this proxy statement are being mailed to Shareholders on or about May 7, 2010.
Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card with respect to any proposal, it will be voted “FOR” the proposal.
II. Quorum and Meeting Adjournments
Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. A majority of the shares entitled to vote (50.1% or more of total votes represented by all shares entitled to vote and present at the Meeting either in person or by proxy) constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote “AGAINST” the proposal.
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” such proposals in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” such proposals, against such an adjournment.
III. Vote Required to Approve Proposal
If a quorum is present at the Meeting, the approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

If Shareholders do not approve the proposal, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

PROPOSAL: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
I. Synopsis of Proposal
The Board recommends approval of a new sub-advisory agreement for the Fund between the Adviser and Columbia (“New Sub-Advisory Agreement”). The Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement at a meeting held on February 16-17, 2010.
II. Background Information
The Fund has been sub-advised by Columbia Management Advisors, LLC (“CMA”) since the Fund’s recent restructuring went into effect on February 1, 2010. The sub-advisory agreement for the Fund between the Adviser and CMA dated January 25, 2010 (“CMA Agreement”) was approved by the Board at a meeting held on November 11-12, 2009 and by shareholders at a meeting held on January 15, 2010. As a result of the sale transaction described below, the CMA Agreement terminated and the Board is soliciting votes from Shareholders to approve the New Sub-Advisory Agreement.
On September 29, 2009, Bank of America, N.A. (“Bank of America”), the indirect parent company of CMA, entered into an agreement to sell a portion of its asset management business to Ameriprise Financial, Inc. (“Ameriprise”), including that part of its asset management business that advises long-term mutual funds like the Fund. The CMA Agreement terminated upon the closing of the transaction on                     , 2010. In order for Columbia, which acquired CMA’s long-term asset management business, to sub-advise the Fund, the Board and the Fund’s shareholders are required to approve a new sub-advisory agreement with Columbia on behalf of the Fund.
At its February 16-17, 2010 meeting, the Board approved an interim sub-advisory agreement between the Adviser and Columbia (“Interim Agreement”) to maintain continuous sub-advisory services for the Fund until shareholders consider approval of the New Sub-Advisory Agreement. The Interim Agreement went effective upon the closing of the transaction between Bank of America and Ameriprise. The CMA Agreement, Interim Agreement, and New Sub-Advisory Agreement are the same, except that Columbia has replaced CMA in the Interim Agreement and New Sub-Advisory Agreement. There is no change to the Fund’s portfolio managers responsible for the day-to-day management of the Fund, nor is there any change to the sub-advisory fee. Columbia is currently serving as sub-adviser to the Fund pursuant to the Interim Agreement, which will terminate upon shareholder approval of the New Sub-Advisory Agreement or 150 days after it went into effect, whichever is earlier. In addition, the sub-advisory fee payable to Columbia by the Adviser during the term of the Interim Agreement will be held in an interest-bearing escrow account, as required by law. If Shareholders approve the New Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Agreement will be paid to Columbia, but if the New Sub-Advisory Agreement is not approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Columbia.

III. Description of the New Sub-Advisory Agreement
A form of the New Sub-Advisory Agreement is attached to this proxy statement as Exhibit A and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A. Based on information it received at a meeting held on February 16-17, 2010, as well as its consideration and approval of the CMA Agreement at its November 11-12, 2009 meeting, the Board approved the New Sub-Advisory Agreement under which, subject to its approval by Shareholders, Columbia will serve as the sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement are the same as those of the CMA Agreement and the Interim Agreement, except that Columbia replaced CMA.
Duties and Responsibilities of the Sub-Adviser
The CMA Agreement and the New Sub-Advisory Agreement provide for the discharge of the duties and responsibilities of the sub-adviser. Under the CMA and New Sub-Advisory Agreements, the sub-adviser will, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment advice and research and furnish an investment program for the Fund, consistent with its investment objectives and policies. Also under the CMA and New Sub-Advisory Agreements, the sub-adviser will determine what investments shall be purchased and sold for the Fund, subject to the Trust’s Agreement and Declaration of Trust and By-Laws, the Fund’s registration statement, and the investment objectives, policies, and restrictions of the Fund as may be in effect from time to time.
Also under the CMA and New Sub-Advisory Agreements, the sub-adviser is authorized to select brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the sub-adviser to use its best efforts to seek on behalf of the Fund the best overall terms available. Under the CMA and New Sub-Advisory Agreements, the sub-adviser may, in selecting a broker-dealer to execute a particular transaction, consider the brokerage and research services provided, as defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction but only if the sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to its discretionary clients, including the Fund.
Information about Sub-Advisory Fee
Under the CMA and New Sub-Advisory Agreements, the Adviser pays fees to the sub-adviser out of the advisory fee it receives from the Fund, calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund pursuant to the following fee schedule:

0.36% on the first $75 million
0.35% on the next $75 million
0.325% on the next $100 million
0.30% on the next $250 million
0.25% on assets over $500 million
Duration
With respect to duration, the New Sub-Advisory Agreement provides that, unless terminated as described below, the New Sub-Advisory Agreement will be in effect for an initial two year term. Thereafter, like the CMA Agreement, the New Sub-Advisory Agreement may continue for successive one year periods provided that it is specifically approved at least annually by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Fund, the Adviser, or Columbia, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.
Termination
With respect to termination, the Adviser may terminate the New Sub-Advisory Agreement at any time, without the payment of penalty, by not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser. The Sub-Adviser may terminate the New Sub-Advisory Agreement at any time, without payment of penalty, upon at least 30 days’ and not more than 60 days’ written notice to the Adviser. The Fund may terminate the New Sub-Advisory Agreement either (i) by vote of the Board upon not more than 60 days’ nor less than 30 days’ written notice or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement also provides that the agreement will terminate automatically and immediately in the event of the termination of the Advisory Agreement or upon assignment.
Additional Information about Columbia Management Investment Advisers, LLC
Columbia is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Columbia offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of December 31, 2009, Columbia had approximately $148.8 billion in assets under management and managed 132 registered funds. Columbia’s principal offices are located at 100 Federal Street, Boston, MA 02110. Columbia is a wholly owned subsidiary of Ameriprise. Ameriprise’s principal offices are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Columbia’s principal executive officers and directors and the principal occupation of each are shown below. The address of each principal executive officer and director is c/o Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110.

Name	Principal Occupation
William F. Truscott	Chairman of the Board of Columbia. Mr. Truscott is also President — U.S. Asset Management and Chief Investment Officer of Ameriprise Financial, Chairman of the Board, Chief Executive Officer and President of RiverSource Distributors, and Director, President and Chief Executive Officer of the Ameriprise Certificate Company. Mr. Truscott also serves as a Board Member and Vice President of the RiverSource Funds.

Name	Principal Occupation
Michael A. Jones	Director and President of Columbia.

Brian J. McGrane	Director, Senior Vice President, and Chief Financial Officer of Columbia. Mr. McGrane is also Senior Vice President and Lead Financial Officer for Ameriprise.

Colin Moore	Director and Chief Investment Officer of Columbia.

Amy K. Johnson	Senior Vice President and Chief Operating Officer of Columbia.

Amy Unckless	Senior Vice President and Chief Administrative Officer of Columbia.

Linda J. Wondrack	Vice President and Chief Compliance Officer of Columbia.

Scott R. Plummer	Chief Legal Officer of Columbia. Mr. Plummer is also Vice President and Chief Counsel, Asset Management for Ameriprise and Vice President, General Counsel, and Secretary of the RiverSource Funds and Ameriprise Certificate Company.

J. Kevin Connaughton	Senior Vice President and General Manager Mutual Fund Products of Columbia.

Robert McConnaughey	Senior Vice President and Head of Equities of Columbia.

Christopher Thompson	Senior Vice President — Head of Investment Products and Marketing of Columbia.

Beth Ann Brown	Senior Vice President — Intermediary Distribution Asset Management of Columbia.

Jeffrey F. Peters	Senior Vice President and Head of Institutional Distribution of Columbia.
Columbia currently acts as investment adviser to the following registered investment companies comparable to the Fund:

Comparable Fund	Assets as of 3/31/10	Advisory Fee
Columbia Dividend Income Fund[1]	$2,218,058,571	0.70% for assets up to $500 million
0.65% for assets in excess of $500 million and up to $1 billion
0.60% for assets in excess of $1 billion and up to $1.5 billion
0.55% for assets in excess of $1.5 billion and up to $3 billion
0.53% for assets in excess of $3 billion and up to $6 billion
0.51% for assets in excess of $6 billion
RiverSource Dividend Opportunity Fund		0.61% for assets up to $500 million
0.59% for assets in excess of $500 million and up to $1 billion
0.56% for assets in excess of $1 billion and up to $2 billion
0.54% for assets in excess of $2 billion and up to $3 billion
0.51% for assets in excess of $3 billion and up to $6 billion
0.48% for assets in excess of $6 billion and up to $10 billion
0.47% for assets in excess of $10 billion and up to $15 billion
0.45% for assets in excess of $15 billion and up to $20 billion
0.43% for assets in excess of $20 billion and up to $24 billion
0.40% for assets in excess of $24 billion
RiverSource Diversified Equity Income Fund		0.60% for assets up to $1 billion
0.58% for assets in excess of $1 billion and up to $2 billion
0.55% for assets in excess of $2 billion and up to $3 billion
0.53% for assets in excess of $3 billion and up to $6 billion
0.50% for assets in excess of $6 billion and up to $7.5 billion
0.49% for assets in excess of $7.5 billion and up to $10 billion

Comparable Fund	Assets as of 3/31/10	Advisory Fee
0.47% for assets in excess of $10 billion and up to $15 billion
0.45% for assets in excess of $15 billion and up to $20 billion
0.43% for assets in excess of $20 billion and up to $24 billion
0.40% for assets in excess of $24 billion

[1]	The adviser has voluntarily agreed to reimburse a portion of the fund’s expenses so that the fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the fund’s custodian, do not exceed 0.80% of the fund’s average daily net assets on an annualized basis. The adviser, in its discretion, may revise or discontinue this arrangement at any time.
IV. Board Considerations Regarding the New Sub-Advisory Agreement
The proposal to present the New Sub-Advisory Agreement to the Fund’s shareholders was approved by the Board at a meeting held in person on February 16-17, 2010. The Board, including the Independent Trustees, discussed and unanimously approved the New Sub-Advisory Agreement. The Board received and reviewed materials relating to Columbia and the New Sub-Advisory Agreement in advance of the meeting and had the opportunity to ask questions and request further information of the Adviser, CMA, and Columbia. The materials included, among other things, information regarding: (i) the nature, extent and quality of the services to be provided by Columbia; (ii) the investment performance of Columbia; (iii) the costs of the services to be provided; and (iv) comparisons of the services to be rendered and the amounts to be paid under the New Sub-Advisory Agreement with the services and amounts paid under advisory agreements of the same and other investment advisers, as discussed in further detail below.
At the meeting, representatives from the Adviser, CMA, and Columbia, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the New Sub-Advisory Agreement. The Board noted that there would be no change in the management of the Fund as a result of the Bank of America/Ameriprise transaction and that there were no proposed changes to the nature or scope of sub-advisory services currently provided to the Fund. The Board reviewed its findings from its November 16-17, 2009 meeting at which it considered and approved the retention of CMA as sub-adviser to the Fund. The Board deliberated the approval of the New Sub-Advisory Agreement in light of all of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling, or determinative of its decision.
Nature, Extent and Quality of Sub-Advisory and Other Services

In considering the nature, extent and quality of the services to be provided by Columbia as sub-adviser to the Fund, the Board reviewed the portfolio management services to be provided by Columbia to the Fund. Among other things, the Board considered the quality of Columbia’s portfolio management personnel, noting that the Fund’s portfolio managers under CMA would become employees of Columbia and would continue as the Fund’s portfolio managers without interruption.
The Board also considered other services to be provided to the Fund by Columbia, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Columbia.
Investment Performance of the Sub-Adviser
The Board evaluated the Fund’s investment performance and considered the performance of the investment management personnel of Columbia who were expected to manage the Fund, noting that the Fund’s portfolio managers under CMA would become employees of Columbia and would continue as the Fund’s portfolio managers without interruption. The Board concluded that the historical investment performance record of Columbia and its portfolio managers, as well as its experience and performance in managing a large cap value strategy, supported a decision to approve the New Sub-Advisory Agreement.
Costs of Services To Be Provided, Profitability, and Economies of Scale
The Board considered the proposed sub-advisory fee, noting that it would remain the same under the New Sub-Advisory Agreement as it had been under the CMA Agreement. Based on its review, the Board determined that the sub-advisory fee was reasonable.
Conclusion
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the sub-advisory fee is reasonable in light of the services to be provided to the Fund. The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and concluded that the New Sub-Advisory Agreement should be recommended to shareholder for approval.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION
Other Service Providers
The Adviser’s principal business address is 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SEIGFS and SIDCO are each located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456.
Payment of Expenses
Ameriprise will bear the expenses incurred in the preparation, printing and mailing of this proxy statement and its enclosures and all solicitations.
Beneficial Ownership of Shares
As of April 20, 2010, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Name and Address	Number of Shares	Percent
SEI Private Trust Company c/o First Hawaiian Bank One Freedom Valley Drive Oaks, Pennsylvania 19456-9989

SEI Trust Company c/o First Hawaiian Bank One Freedom Valley Drive Oaks, Pennsylvania 19456-9989
Shareholders Sharing the Same Address
If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-262-9565 or forward a written request to Bishop Street Funds c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Other Business
The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.
Shareholder Proposals
The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.
Communications with the Board
Shareholders wishing to submit written communications to the Board should send their communications to Bishop Street Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
Annual Report to Shareholders
The Annual Report of the Trust for the fiscal year ended December 31, 2009 is available upon request by writing to the Trust at the address listed above or by telephoning 1-800-262-9565.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS
REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR
YOUR CONVENIENCE.

EXHIBIT A
FORM OF SUB-ADVISORY AGREEMENT
     SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this                      day of                                 , 2010 by and between BISHOP STREET CAPITAL MANAGEMENT, a Hawaii corporation with its principal place of business at 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813 (the “Adviser”), and COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, a Minnesota limited liability company with its principal place of business at 100 Federal Street, Boston, MA 02110 (the “Sub-Adviser”). The Adviser is a direct subsidiary of First Hawaiian Bank.
WITNESSETH
     WHEREAS, BISHOP STREET FUNDS (the “Trust”) and First Hawaiian Bank entered into an Investment Advisory Agreement dated March 31, 1999 (the “Management Agreement”);
     WHEREAS, the Adviser and First Hawaiian Bank entered into Assignment and Assumption Agreement dated February 22, 2000 whereby the Adviser assumed the Management Agreement and the obligations contained therein;
     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of the Trust on behalf of the series set forth on Schedule A to this Agreement (the “Fund”) and pursuant to the provisions of the Management Agreement, the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:
     1. The Sub-Adviser’s Services.
     (a) Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser for purposes of investing Fund assets, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect and set forth in the Registration Statement. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions and is hereby appointed the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be required by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser’s management of the Fund. Notwithstanding the foregoing, the Adviser may, pursuant to the Management Agreement and upon prior written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time determine; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected by the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund’s investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund’s assets.
     (b) Compliance. In the performance of its duties and obligations under this Agreement, the Sub-Adviser agrees to comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any written policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. With respect to compliance with the requirements of Subchapter M of the Code, the Adviser shall cause the Fund to provide to the Sub-Adviser such records as the Sub-Adviser may reasonably request. The Adviser has furnished the Sub-Adviser with the Trust’s current Declaration of Trust and Bylaws, the Fund’s current prospectus and Statement of Additional Information and any other policies, guidelines, instructions and procedures relevant to the Sub-Adviser’s services under this Agreement and shall deliver, or cause to be delivered, to the Sub-Adviser all changes to such documents and instruments a reasonable period of time prior to their effectiveness. The Sub-Adviser has adopted and implemented, and will maintain, written compliance policies and procedures that it believes are reasonably designed to prevent violations by the Sub-Adviser and its “supervised persons” (as defined in the Advisers Act) of the Advisers Act and the rules thereunder. The Sub-Adviser will review, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation. The Sub-Adviser has designated a Chief Compliance Officer responsible for administering its policies and procedures. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.
     (c) Proxy Voting. Pursuant to Board authority and the Management Agreement, the Adviser has the authority and responsibility to vote proxies relating to securities held by the Fund and may delegate that authority and responsibility to a third party. The Adviser hereby delegates the authority and responsibility to vote proxies for the Fund’s securities to the Sub-Adviser. The Sub-Adviser represents that it has adopted and implemented, and will maintain, written policies and procedures that it believes are reasonably designed to ensure that it votes the Fund’s securities in the best interests of the Fund, including procedures to address material conflicts that may arise between the interests of the Sub-Adviser and those of the Fund. The Sub-Adviser shall carry out the responsibility to vote proxies relating to the securities held by the Fund in accordance with written instructions, if any, that the Board or the Adviser may provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. The delegation of proxy voting authority and responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.
     The Sub-Adviser is authorized to instruct the Custodian and/or broker(s) for the Fund to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Custodian and/or broker(s) to provide assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Adviser acknowledges that the Sub-Adviser, consistent with the Sub-Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser’s discretion, refraining from voting would be in the best interests of the Fund and its shareholders or as otherwise may be provided in the Sub-Adviser’s written proxy voting policies and procedures.
     (d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Fund or its Board the information required to be supplied under this Agreement.
     The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s assets advised by the Sub-Adviser required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, any administrator, custodian, transfer agent or other service provider appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board upon reasonable request and shall be delivered to the Fund upon the termination of this Agreement and shall be available for telecopying without unreasonable delay during any day the Fund is open for business.
     (e) Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding the Fund’s holdings, and may, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser promptly if the Sub-Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser and/or the Fund pricing agent to assist in the determination of the fair value of the Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.
     (f) Cooperation with Agents of the Adviser and the Fund. The Sub-Adviser agrees to reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund and the Fund’s custodian and foreign sub-custodians, the Fund’s pricing agents and all other agents and representatives of the Fund and the Adviser, such information with respect to the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
     2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”), which it will provide to the Adviser and the Fund. The Sub-Adviser shall ensure that it has adopted procedures reasonably necessary to prevent its Access Persons (as defined in Rule 17j-1) from violating the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Fund with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, upon request, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Trust and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to material violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser in response to such material violations.
     3. Information and Reporting. The Sub-Adviser shall provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request.

     (a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s written policies, guidelines or procedures provided to the Sub-Adviser. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund’s compliance with its investment objectives and policies and applicable law and the Fund’s policies, guidelines or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws if such actions, suits, proceedings, inquiries or investigations would reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to perform its services hereunder or (ii) the controlling stockholder of the Sub-Adviser changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
     (b) Inspection. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser’s employees for interviews) to the extent that they relate to the conduct of services provided to the Fund reasonably available for compliance audits by the Adviser’s or the Fund’s employees, accountants or counsel; in this regard, the Fund and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm compliance with any laws, rules or regulations in the management of the Fund.
     (c) Board and Filings Information. The Sub-Adviser will also provide the Adviser with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.
     (d) Transaction Information. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the

Adviser to perform such compliance testing on the Fund and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.
     4. Brokerage.
     (a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.
     (b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Sub-Adviser. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates’ services to other clients.
     (c) Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable, over time, and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
     (d) Affiliated Brokers. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the

Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Sub-Adviser’s fees for services under this Agreement.
     5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Fund.
     6. Allocation of Charges and Expenses. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for the Fund’s or the Adviser’s expenses, including without limitation brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.
     7. Representations, Warranties and Covenants.
     (a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation regarding the Sub-Adviser that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.
     (b) ADV Disclosure. The Sub-Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC or updating its Part II, furnish a copy of such amendments or updates to the Trust and the Adviser. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
     (c) Fund Disclosure Documents. The Sub-Adviser has reviewed the current prospectus and Statement of Additional Information of the Fund and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser will manage the Fund or information relating directly or indirectly to the Sub-Adviser, such prospectus and Statement of Additional Information contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser, upon request, will in the future review the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Fund (collectively the “Disclosure Documents”) and will certify as to whether or not disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.
     (d) Use Of Names. The Sub-Adviser has the right to use the names “Bishop Street Capital Management” and “Bishop Street Funds” in connection with its services to the Trust and that the Trust and the Adviser shall have the right to use the name “Columbia Management” in connection with the management and operation of the Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name “Columbia Management.”
     (e) Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
     (f) No Detrimental Agreement. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would cause the Sub-Adviser to select securities for the Fund in a manner that is not in the best interest of the Fund.
     (g) Conflicts. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including implementing procedures that require any of its personnel responsible for management of the Fund to place the interest of the Fund ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.
     (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.
     (i) The Adviser (i) is registered as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this

Agreement or the Management Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement or the Management Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) the Adviser and the Trust have duly entered into the Management Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement. The Adviser shall provide services to the Fund pursuant to the Management Agreement in compliance with the terms thereof and in accordance with applicable law.
     8. Sub-Adviser’s Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser.
     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.
     9. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for the Fund. The Sub-Adviser is not obligated to initiate transactions for the Fund in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or the accounts of other clients.
     10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.
     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     11. Duration and Termination.
     (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(c) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:
     (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Fund may cause this Agreement to terminate either (i) by vote of its Board upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or
     (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or
     (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; or
     (e) This Agreement shall terminate automatically and immediately in the event of the termination of the Management Agreement; and
     (f) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.
     In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any Fund assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund’s Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, provided, however, that the Sub-Adviser is not required hereunder to provide investment advisory services in such a transition. The Sub-Adviser may retain copies of the Fund’s Books and Records following termination of this Agreement to the extent required by applicable law.

     12. Certain Definitions. For the purposes of this Agreement:
     (a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
     (b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
     13. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Sub-Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser Indemnitees shall not be indemnified for any losses, claims, damages, liabilities or litigation sustained as a result of the Adviser’s, the Trust’s, their officers’, partners’, employees’, consultants’ or agents’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under this Agreement or the Management Agreement or violation of applicable law. The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Board, provided that such violation was not cause by the Sub-Adviser, or (b) the Adviser’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or the Management Agreement or its reckless disregard of its obligations and duties under this Agreement or the Management Agreement; provided, however, that the Adviser Indemnitees shall not be indemnified for any losses, claims, damages, liabilities or litigation sustained as a result of the Sub-Adviser’s, the Trust’s, their officers’, partners’, employees’, consultants’ or agents’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under this Agreement or violation of applicable law.
     14. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
     15. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
     16. Change in the Adviser’s Ownership. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.
     17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Massachusetts, with respect to any dispute under this Agreement.
     18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
     19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     20. Confidentiality. The Sub-Adviser and the Adviser agree that they shall exercise the same standard of care that they use to protect their own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of information supplied by either the Sub-Adviser or the Adviser that is not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Sub-Adviser or the Adviser that is received by the other party in connection with this Agreement, including information with regard to the portfolio holdings and characteristics of the portion of each of the Funds allocated to the Sub-Adviser that the Sub-Adviser manages under the terms of this Agreement. Other than as set forth in this Agreement or required by applicable law, the Sub-Adviser and the Adviser will restrict access to the Portfolio Information to those persons who will use it only for the purpose of managing the Fund or servicing the Fund. The foregoing shall not prevent the Sub-Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of its own, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-Adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf, in the portfolio securities of the Fund. The Adviser and its employees or agents shall not use Portfolio Information, directly or indirectly, for the purpose of purchasing or selling any securities for personal or other accounts, and shall maintain policies and procedures reasonably designed to prevent the use of the portfolio holdings information for such prohibited securities trading purposes.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

BISHOP STREET CAPITAL MANAGEMENT
By:
	Name:	Michael K. Hirai
	Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
By:
Name:
Title:

SCHEDULE A
to the
SUB-ADVISORY AGREEMENT
dated                     , 2010 between
BISHOP STREET CAPITAL MANAGEMENT
and
COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund under the following fee schedule:

Fund	Rate

Bishop Street Dividend Value Fund	0.36% on the first $75 million;
0.35% on the next $75 million;
0.325% on the next $100 million;
0.30% on the next $250 million; and
0.25% on assets over $500 million

PROXY
BISHOP STREET FUNDS
SPECIAL MEETING OF SHAREHOLDERS
May 24, 2010
The undersigned shareholder of the Dividend Value Fund (the “Fund”), a series of Bishop Street Funds (the “Trust”), hereby nominates, constitutes and appoints                      and                     , and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on May 24, 2010 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:
1.	Approval of a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management and Columbia Management Investment Advisers, LLC

☐ FOR	☐ AGAINST	☐ ABSTAIN
The Board of Trustees recommends a vote “FOR” the Proposal. The proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the Special Meeting, this proxy shall be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

DATED: , 2010

(Signature of Shareholder)

(Please date this proxy and sign your name as it appears at the left. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)
This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.